SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      July 5, 2005
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                            CHEROKEE BANKING COMPANY
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             (Exact Name of Registrant as Specified in its Charter)

          Georgia                         000-30511              58-2432974
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(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation)                                              Identification No.)


                             1275 Riverstone Parkway
                              Canton, Georgia 30114
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code       (770) 479-3400
                                                    ----------------------------


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.     OTHER EVENTS

     On July 5, 2005, Cherokee Banking Company (the "Company") issued a press release announcing its intent to engage in a transaction allowing the Company to end its reporting obligations under the Securities Exchange Act of 1934. The Company sent the press release along with a cover letter to its shareholders. The transaction will provide for the payment of $17.75 per share in cash to record holders of fewer than 1,100 shares of its common stock. The press release describing the transaction and the cover letter are attached as Exhibit
99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.


ITEM  9.01.        EXHIBITS

     The following exhibit is filed as part of this report:

     Exhibit        Description
     -------        -----------

     99.1           Press release and letter to shareholders dated July 5, 2005


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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHEROKEE BANKING COMPANY


Date: August 9, 2005                By: /s/ Dennis W. Burnette
                                        ----------------------------------------
                                        Dennis  W.  Burnette
                                        President and Chief Executive Officer


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